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                                                                      Exhibit 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the use in Post-Effective Amendment No. 1 to the Form 10-SB of our report dated February 26, 1999, relating to the consolidated financial statements of Communitronics of America, Inc., which is contained therein.


Mobile, Alabama                         Garner Prichard & Middleton, P.C.
December 29, 1999